SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2000

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

            Bermuda                     000-23481             Not Applicable
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

            16 Church Street                                  Not Applicable
         Hamilton HM11, Bermuda                                 (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

In a release dated April 17, 2000 ESG Re Limited (NASDAQ: ESREF) announced the resignation of Chief Financial Officer, Joan H. Dillard effective May 15, 2000. Mr. Najib Nathoo will assume the position of the senior financial officer. Controller Cormac Treacy will assume the additional role of Chief Accounting Officer.

ITEM 7.   EXHIBITS.

Exhibit 99     News Release dated April 17, 2000 is attached.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 18, 2000

                                        ESG RE LIMITED


                                        By:  /s/  Margaret L. Webster
                                        -------------------------------------
                                                  Margaret L. Webster